UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2007

Builders FirstSource
(Exact name of registrant as specified in its charter)

Delaware	0-51357	52-2084569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (214) 880-3500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 22, 2007, the Company issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the fourth quarter and fiscal year ended December 31, 2006 (the "Earnings Release"). In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in Appendix A hereto. Appendix A hereto (incorporated herein by reference) also contains certain statements of the Company's management regarding the use and purposes of the non-GAAP financial measures utilized therein. A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the comparable GAAP financial measures is attached to the Earnings Release.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

All of the information furnished in Items 2.02 and 9.01 of this report and the accompanying appendix and Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about the impact of expected market share gains, plans to reduce costs, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this report was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company's growth strategies, including market share gains, potential acquisitions, or the Company's revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.'s most recent filing on Form 10-K with the Securities and Exchange Commission. Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Builders FirstSource (Registrant)
February 22, 2007 (Date)	/s/ DONALD F. MCALEENAN Donald F. McAleenan Senior Vice President, General Counsel and Secretary

Appendix A

USE OF NON-GAAP FINANCIAL MEASURES

The Company occasionally utilizes financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States ("GAAP") in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe the non-GAAP measures provide investors with a better baseline for modeling the Company's future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The Company's calculation of EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share – Diluted and Adjusted Return on Net Assets is not necessarily comparable to similarly titled measures reported by other companies. We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, we have provided tables with the Earnings Release to reconcile some of the non-GAAP financial measures utilized therein to their equivalent GAAP financial measures.

EBITDA

We define EBITDA as GAAP net income before depreciation and amortization, interest expense, and income taxes. Our management uses EBITDA as a supplemental measure in the evaluation of our business and believes that EBITDA provides a meaningful measure of our performance because it eliminates the effects of period to period changes in taxes, costs associated with capital investments and interest expense. EBITDA is not a financial measure calculated in accordance with GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income or other financial measures prepared in accordance with GAAP. When evaluating EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in EBITDA, (ii) whether EBITDA has remained at positive levels historically, and (iii) how EBITDA compares to our debt outstanding. We provide a reconciliation of EBITDA to GAAP net income. Because EBITDA excludes some, but not all, items that affect net income and may vary among companies, the EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. EBITDA does not give effect to the cash we must use to service our debt or pay income taxes and thus does not reflect the funds generated from operations or actually available for capital investments.

ADJUSTED EBITDA

We define adjusted EBITDA as GAAP net income before depreciation and amortization, interest expense, and income taxes adjusted for the items detailed in the related reconciliation. Our management uses adjusted EBITDA as a supplemental measure in the evaluation of our business and believes that adjusted EBITDA provides a meaningful measure of our performance because it eliminates the effects of period to period changes in taxes, costs associated with capital investments and interest expense as well as the adjusting items, which are typically episodic in nature. We use this measure to analyze our results and to make operational decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because the adjusting items can be episodic in nature and can obscure our core operating results and skew projections. Adjusted EBITDA is not a financial measure calculated in accordance with GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income or other financial measures prepared in accordance with GAAP. When evaluating adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in adjusted EBITDA, (ii) whether adjusted EBITDA has remained at positive levels historically, and (iii) how adjusted EBITDA compares to our debt outstanding. We provide a reconciliation of adjusted EBITDA to GAAP net income. Because adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay income taxes and thus does not reflect the funds generated from operations or actually available for capital investments.

ADJUSTED NET INCOME

This measure consists of GAAP net income adjusted for the items detailed in the related reconciliation. Adjusting items solely relate to our refinancing and initial public offering. We use this measure to analyze our results and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because such items can be episodic in nature and can obscure our core operating results. Consequently, we believe adjusted net income more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations. Adjusted net income does not provide a complete view of our operating results. Therefore a review of net income on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our operating results. We provide a reconciliation of adjusted net income to GAAP net income.

ADJUSTED NET INCOME PER SHARE – DILUTED

This non-GAAP financial measure is defined as the portion of the Company's GAAP net income assigned to each share of common stock and common stock equivalent, after taking into account the adjusting items described in the related reconciliation. We use this measure to analyze our results and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because the adjusting items can be episodic in nature and can obscure our core operating results. Consequently, we believe adjusted net income per share more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations. Adjusted net income per share does not provide a complete view of our operating results. Therefore a review of net income per share on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our operating results. We provide a reconciliation of adjusted net income per share to GAAP net income per share.

ADJUSTED RETURN ON NET ASSETS (RONA)

This measure consists of return on net assets (calculated as earnings before interest and taxes divided by average net assets) adjusted for the items detailed in the related reconciliation. Adjusting items solely relate to our refinancing and initial public offering. We use this measure to analyze our results and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because such items can be episodic in nature and can obscure our core operating results. Consequently, we believe Adjusted RONA more accurately represents our core operating results. Adjusted RONA does not provide a complete view of our operating results. Therefore a review of RONA and Adjusted RONA should be performed to get a comprehensive view of our operating performance. We provide a reconciliation of Adjusted RONA to RONA and to net income.

Exhibit Index
99.1	News release reporting financial results for the fourth quarter and fiscal year ended December 31, 2006, issued by Builders FirstSource, Inc., on February 22, 2007.